Blanchard

                               Precious Metals
                                  Fund, Inc.

                                    [LOGO]

                                Annual Report
                              September 30, 1996

                 Managed by: Virtus Capital Management, Inc.



PRESIDENT'S MESSAGE

November 15, 1996

Dear Shareholder:

I'm pleased to present your Annual Report for the Blanchard Precious Metals Fund, Inc. covering the 5-month period from May 1, 1996 through September 30, 1996. The report begins with commentary from Cavelti Capital Management, Ltd., the Fund's portfolio manager, followed by a complete listing of the Fund's holdings and financial activity. Please note that the fiscal year-end of the Fund has been changed from April 30 to September 30.

On your behalf, the Fund pursues a high level of growth through a professionally managed portfolio of precious metals investments and securities of mining companies involved in precious metals. During the 12-month period ended September 30, 1996, the Fund produced a strong total return of 19.30% through share price growth totaling $1.44 per share.* Assets in the Fund stood at $88.1 million at the end of the period.

Thank you for selecting the Blanchard Precious Metals Fund to pursue your long-term financial goals. If you have comments or questions, please call Investors' Services at 1-800-829-3863.

                                Sincerely,

                                /s/ Edward C. Gonzales

                                Edward C. Gonzales
                                President


*Performance quoted reflects past performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


Dear Shareholders,

  Enclosed please find the Annual Report for your Blanchard Precious Metals Fund for the fiscal year ended September 30, 1996.

-------------------------------------------------------------------------------

The Value of a $10,000 Investment in the Blanchard Precious Metals Fund


from inception 6/23/88 through 9/30/96 as compared to the Toronto
Stock Exchange Gold & Silver Index for the same period

Avg. Annual Returns through 9/30/96
Blanchard Precious Metals Fund*
1 year                           19.30%
5 year                           13.29%
since inception (6/23/88)     3.47%


                             [GRAPHIC REPRESENTATION OMITTED, SEE APPENDIX]

*The average annual returns quoted above do not reflect the deduction of the one time account opening fee and assume reinvestment of distributions. If the fee was reflected, the return would be lower. Total return includes changes in principal value. Average annual return is total return annualized and compounded. Past performance is no guarantee of future results.

Source: The Toronto Stock Exchange Gold & Silver Index is an unmanaged index of the stock performance of companies engaged in gold and silver mining activities. Investments cannot be made in an index.

Reflects the deduction of the one-time only $75 account opening fee.

This chart is for comparative purposes only and is not intended to reflect on future performance of the Blanchard Precious Metals Fund or the index.

-------------------------------------------------------------------------------

  We ended last year's review of the Blanchard Precious Metals Fund with the following:

  "We have also increased our exposure to junior producers, favoring those companies which are already in production, yet have a number of years of solid growth ahead of them."

  These junior holdings, in particular powered the Fund to a strong 19.30% return in the last twelve months during a period where gold bullion remained locked in a trading range. Unlike pure exploration plays, which generally entail high risk, our junior holdings were either in production or in the process of constructing their first mine. Most of them were utilizing the simple process of heap leaching to recover gold from open pit deposits.

  Our focus has been to invest in companies where the known gold resource under their control amply supported the share price, while the geology at their properties was highly prospective for expanding gold reserves. This allowed for minimal downside risk while leaving the upside profit potential wide open. In almost all cases, expanding production and gold reserves led to significant share price appreciation.

  Another way of looking at the junior versus senior mining company investment decision is to consider what you are paying for every ounce of gold in the ground. Typically, the junior shares are valued at $50 to $100 per ounce while the senior shares are in the $200 to $300 per ounce range. It's not hard to see that the likelihood of a smaller producer doubling in price is much greater than that of a senior producer. Moreover, the senior producer has its work cut out just trying to replace the million or two ounces which it mines every year--let alone trying to expand reserves. For a 50,000 to 100,000 ounce producer, reserve replacement is a much simpler task.

  Looking at the global gold market, we see that gold production in the past year declined slightly to 73 million ounces, as we expected, while fabrication and investment demand rose by 7.8% to a record 116 million ounces. On the surface, one would look at these numbers and expect that gold would be rising sharply. However, a combination of scrap gold sales, producer hedging and central bank sales added 43 million ounces to supply and kept the market in balance. Of this, central banks sold 6.5 million ounces and producers sold 17.6 million ounces of future production. This latter figure matched the total amount sold forward in the prior three years!

  Central banks, on the other hand, are the hot topic at present. The market is somewhat distressed by the prospect that government reserves of gold will be readily sold into the market in response to any strength in gold. So far this year, the Bank of Belgium has sold 6.5 million ounces and the Netherlands one quarter of a million ounces. So last year's sales were surpassed in the opening months of 1996. The historical evidence is that central banks sell at lows. This pattern seems to be repeating. Even if central banks were to sell ten million ounces of gold per year for the foreseeable future, this amount could be readily absorbed with minimal price damage. Remember, the overall deficit compared to mine production is in excess of 40 million ounces.

                                  A LOOK AHEAD

  During the Autumn of 1996, the gold market has labored under the burden of potentially large sales of gold by the International Monetary Fund or IMF. Many of our shareholders are unfamiliar with the connection between the IMF and the gold market, so a little background may be of value.

 . As of April 30, 1996, the IMF held 103.4 million fine ounces of gold at four depositories. The market value of the gold is around US$40b.

 . Any disposal of gold or purchase of gold requires 85% approval of the nation members of the IMF and the IMF cannot engage in gold transactions such as leases, loans, and swaps, and may not use gold as collateral.

 . In 1995, the IMF reviewed the role of gold and set certain conditions. Two key conditions are:

 . The IMF should continue to hold a large amount of gold for prudential reasons and to meet unforeseen contingencies,

 . The IMF, as the second largest holder of gold in the world, has an obligation to avoid disrupting markets.

  After much deliberation, the IMF could not even agree to vote on the recent proposal to sell five million ounces to IMF indebted countries. However, Treasury Secretary Robert Rubin did say that he felt that gold sales totaling five million ounces might be made starting no earlier than 1999 and parceled out over a number of years. We feel that this represents no threat to the gold market so it is likely in our view that the misplaced concern that came about because of this issue has generated the low for the year in the gold price!

  Our investment strategy for the year ahead remains unchanged. We will strive to invest in gold mining companies whose internally generated growth is likely to propel the share price higher, even if gold bullion does nothing. This strategy should help us to generate attractive returns when gold is quiet, and exceptional returns when the price is rising.

  Thank you for your continued patronage. We look forward to serving you in the months and years ahead.

                           Sincerely,

                           /s/ Peter C. Cavelti

                           Peter C. Cavelti
                           Chairman and CEO
                           Cavelti Capital Management Ltd.

                           Portfolio Manager of the
                           Blanchard Precious Metals Fund


BLANCHARD PRECIOUS METALS FUND, INC.
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

                                                   VALUE
                                                  IN U.S.
  SHARES                                          DOLLARS
 --------- ----------------------------------   -----------
 EQUITIES--78.3%
 --------------------------------------------
 METALS & MINING--78.3%
 --------------------------------------------
           AUSTRALIA--2.7%
           ----------------------------------
   600,000 Croesus Mining NL                    $   408,486
           ----------------------------------
   500,000 (a)Laverton Gold NL                      142,495
           ----------------------------------
   798,000 (a)Lone Star Exploration NL              416,941
           ----------------------------------
 1,760,000 (a)(b)Lone Star Exploration NL         1,033,698
           ----------------------------------
   575,000 St. Barbara Mines Ltd.                   345,947
           ----------------------------------   -----------
            Total Australia                       2,347,567
           ----------------------------------   -----------
           CANADA--48.8%
           ----------------------------------
   536,000 Cambior, Inc.                          7,359,778
           ----------------------------------
   488,000 (a)Dakota Mining Corp.                   976,000
           ----------------------------------
   706,600 (a)(b)Eldorado Gold Corp., Ltd.        4,279,752
           ----------------------------------
    43,200 Franco-Nevada Mining Corp., Ltd.       1,619,088
           ----------------------------------
 1,025,000 (a)(b) Geomaque Explorations, Ltd.     2,408,046
           ----------------------------------
 2,816,400 (a)Great Lakes Minerals, Inc.            682,337
           ----------------------------------
   325,000 (a)Kinross Gold Corp.                  2,193,750
           ----------------------------------
   420,000 (a)Meridian Gold, Inc.                 1,732,500
           ----------------------------------
 1,525,000 (a)Santa Cruz Gold, Inc.               1,847,331
           ----------------------------------
 1,505,000 (a)TVX Gold, Inc.                     10,329,722
           ----------------------------------
   489,000 (a)Triton Mining Corp.                 1,920,674
           ----------------------------------
 6,567,722 (a)William Resources, Inc.             7,470,977
           ----------------------------------   -----------
            Total Canada                         42,819,955
           ----------------------------------   -----------
           GHANA--4.2%
           ----------------------------------
   220,000 (a)Ashanti Goldfields Co., ADR         3,685,000
           ----------------------------------   -----------


BLANCHARD PRECIOUS METALS FUND, INC.
--------------------------------------------------------------------------------

   SHARES/
 TROY OUNCES/                                                        VALUE
  PRINCIPAL                                                         IN U.S.
    AMOUNT                                                          DOLLARS
 ------------ -------------------------------------------------   -----------
 EQUITIES--CONTINUED
 --------------------------------------------------------------
 METALS & MINING--CONTINUED
 --------------------------------------------------------------
              SOUTH AFRICA--3.3%
              -------------------------------------------------
  $  216,700  East Rand Gold & Uranium Co., Ltd., ADR             $   423,242
              -------------------------------------------------
     180,000  Free State Consolidated Gold Mines Ltd., ADR          1,732,500
              -------------------------------------------------
     100,000  Vaal Reefs Explorations & Mining Co., Ltd., ADR         800,000
              -------------------------------------------------   -----------
               Total South Africa                                   2,955,742
              -------------------------------------------------   -----------
              UNITED STATES--19.3%
              -------------------------------------------------
     455,000  (a)(b)Atlas Corp.                                       341,250
              -------------------------------------------------
   1,285,000  (a)Canyon Resources Corp.                             3,533,750
              -------------------------------------------------
     175,000  Coeur d'Alene Mines Corp.                             2,515,625
              -------------------------------------------------
     250,000  Homestake Mining Co.                                  3,656,250
              -------------------------------------------------
     556,900  Santa Fe Pacific Gold                                 6,961,250
              -------------------------------------------------   -----------
               Total United States                                 17,008,125
              -------------------------------------------------   -----------
               TOTAL EQUITIES (IDENTIFIED COST $81,066,557)        68,816,389
              -------------------------------------------------   -----------
 WARRANTS--0.0%
 --------------------------------------------------------------
     227,500  (a)(b)Atlas Corp., Warrants                               4,550
              -------------------------------------------------
      75,000  (a)Canyon Resources Corp., Warrants                         --
              -------------------------------------------------
     629,000  (a)(b)Lone Star Exploration NL, Warrants, (expire
              7/31/1997)                                                  --
              -------------------------------------------------   -----------
               TOTAL WARRANTS (IDENTIFIED COST $102,375)                4,550
              -------------------------------------------------   -----------
 PRECIOUS METAL--4.3%
 --------------------------------------------------------------
      10,034  (a)Gold Bullion (IDENTIFIED COST $3,868,954)          3,796,713
              -------------------------------------------------   -----------
 U.S. TREASURY SECURITIES--14.7%
 --------------------------------------------------------------
              U.S. TREASURY BILLS--14.7%
              -------------------------------------------------
  13,000,000  11/14/1996 (IDENTIFIED COST $12,293,780)             12,923,780
              -------------------------------------------------   -----------



BLANCHARD PRECIOUS METALS FUND, INC.
--------------------------------------------------------------------------------

                                                                     VALUE
  PRINCIPAL                                                         IN U.S.
   AMOUNT                                                           DOLLARS
 ----------- --------------------------------------------------   -----------
 (C) REPURCHASE AGREEMENT--3.4%
 --------------------------------------------------------------
 $ 2,964,416 CS First Boston Corp., 5.60%, dated 9/30/1996, due
             10/1/1996
             (AT AMORTIZED COST)                                  $ 2,964,416
             --------------------------------------------------   -----------
              TOTAL INVESTMENTS (IDENTIFIED COST $100,296,082)
             (D)                                                  $88,505,848
             --------------------------------------------------   -----------


(a) Non-income producing security.

(b) Certain of these securities are subject to restrictions on resale under Federal Securities laws. At September 30, 1996, these securities amounted to $4,916,976 which represents 5.6% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(d) The cost of investments for federal tax purposes amounts to $101,294,231. The unrealized depreciation of investments on a federal tax basis amounts to $12,788,383 at September 30, 1996.

Note: The categories of investments are shown as a percentage of net assets
     ($87,887,889) at September 30, 1996.

The following acronym is used throughout this portfolio:

ADR--American Depositary Receipt

(See Notes which are an integral part of the Financial Statements)


BLANCHARD PRECIOUS METALS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

ASSETS:
---------------------------------------------
Total investments in securities, at value
(identified cost $100,296,082, and tax cost
$101,294,231)                                 $ 88,505,848
---------------------------------------------
Cash                                                    13
---------------------------------------------
Income receivable                                   63,555
---------------------------------------------
Receivable for investments sold                    186,674
---------------------------------------------
Receivable for shares sold                          77,664
--------------------------------------------- ------------
  Total assets                                  88,833,754
---------------------------------------------
LIABILITIES:
-----------------------------------
Payable for investments purchased   $  52,865
-----------------------------------
Payable for shares redeemed           567,691
-----------------------------------
Payable for taxes foreign withheld        752
-----------------------------------
Accrued expenses                      324,557
-----------------------------------
                                    ---------
  Total liabilities                                945,865
--------------------------------------------- ------------
NET ASSETS for 9,878,770 shares outstanding   $ 87,887,889
--------------------------------------------- ------------
NET ASSETS CONSIST OF:
---------------------------------------------
Paid in capital                               $ 77,101,283
---------------------------------------------
Net unrealized depreciation of investments
and translation of assets
and liabilities in foreign currency            (11,790,374)
---------------------------------------------
Accumulated net realized gain on investments
and foreign currency transactions               19,720,009
---------------------------------------------
Undistributed net investment income              2,856,971
--------------------------------------------- ------------
  Total Net Assets                            $ 87,887,889
--------------------------------------------- ------------
NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PROCEEDS PER SHARE:
---------------------------------------------
$87,887,889 / 9,878,770 shares outstanding           $8.90
--------------------------------------------- ------------


(See Notes which are an integral part of the Financial Statements)


BLANCHARD PRECIOUS METALS FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

                                                    PERIOD ENDED  YEAR ENDED
                                                   SEPTEMBER 30,   APRIL 30,
                                                       1996          1996
-------------------------------------------------  -------------  -----------
INVESTMENT INCOME:
-------------------------------------------------
Dividends (net of foreign taxes withheld of
$11,012 and $54,721 respectively)                  $    259,244   $   550,325
-------------------------------------------------
Interest                                                267,930       362,660
-------------------------------------------------  ------------   -----------
  Total income                                          527,174       912,985
-------------------------------------------------  ------------   -----------
EXPENSES:
-------------------------------------------------
Management advisory fee                                 442,945       840,942
-------------------------------------------------
Administrative personnel and services fee                42,307        73,038
-------------------------------------------------
Custodian fees                                           30,929        44,922
-------------------------------------------------
Transfer and dividend disbursing agent fees and
expenses                                                 82,491       140,096
-------------------------------------------------
Directors'/Trustees' fees                                   392        16,261
-------------------------------------------------
Auditing fees                                            19,423        28,643
-------------------------------------------------
Legal fees                                                3,052        32,861
-------------------------------------------------
Portfolio accounting fees                                23,450        50,824
-------------------------------------------------
Distribution services fee                               332,209       630,406
-------------------------------------------------
Share registration costs                                 18,572        44,416
-------------------------------------------------
Printing and postage                                     27,573        75,394
-------------------------------------------------
Insurance premiums                                        1,482           373
-------------------------------------------------
Taxes                                                       704            --
-------------------------------------------------
Miscellaneous                                             2,530         4,737
-------------------------------------------------  ------------   -----------
  Total expenses                                      1,028,059     1,982,913
-------------------------------------------------  ------------   -----------
   Net operating loss                                  (500,885)   (1,069,928)
-------------------------------------------------  ------------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY:
-------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                10,615,594    13,950,013
-------------------------------------------------
Net change in unrealized appreciation
(depreciation) of investments
and translation of assets and liabilities in
foreign currency                                    (19,953,719)   13,616,081
-------------------------------------------------  ------------   -----------
  Net realized and unrealized loss on investments
  and foreign currency                               (9,338,125)   27,566,094
-------------------------------------------------  ------------   -----------
   Change in net assets resulting from operations  $ (9,839,010)  $26,496,166
-------------------------------------------------  ------------   -----------


(See Notes which are an integral part of the Financial Statements)


BLANCHARD PRECIOUS METALS FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                       PERIOD ENDED     YEAR ENDED APRIL 30,
                                       SEPTEMBER 30,  --------------------------
                                           1996           1996          1995
-------------------------------------  -------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
-------------------------------------
OPERATIONS--
-------------------------------------
Net operating loss                     $   (500,885)  $ (1,069,928) $ (1,121,095)
-------------------------------------
Net realized gain (loss) on
investments and foreign currency
transactions ($9,039,433 gain,
$12,174,374 gain and $1,633,234 gain
respectively, as computed for federal
tax purposes)                            10,615,594     13,950,013       254,076
-------------------------------------
Net change in unrealized appreciation
(depreciation)
of investments and translation of
assets and liabilities
in foreign currency                     (19,953,719)    13,616,081    (3,793,965)
-------------------------------------  ------------   ------------  ------------
  Change in net assets resulting from
  operations                             (9,839,010)    26,496,166    (4,660,984)
-------------------------------------  ------------   ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS--
-------------------------------------
Distributions from net investment
income                                      --             --            --
-------------------------------------
Distributions in excess of net
investment income                           --             --            --
-------------------------------------
Distributions from net realized gains
on investments
and foreign currency transactions           --             --           (254,076)
-------------------------------------
Distributions in excess of net
realized gains on
investments and foreign currency
transactions                                --             --         (9,876,340)
-------------------------------------
Tax return of capital                       --             --           (894,701)
-------------------------------------  ------------   ------------  ------------
  Change in net assets resulting from
  distributions to shareholders             --             --        (11,025,117)
-------------------------------------  ------------   ------------  ------------
SHARE TRANSACTIONS--
-------------------------------------
Proceeds from sale of shares             35,684,735    103,376,874    81,070,800
-------------------------------------
Net asset value of shares issued to
shareholders
in payment of distributions declared        --             --         10,092,477
-------------------------------------
Cost of shares redeemed                 (67,247,212)   (75,865,525)  (68,288,186)
-------------------------------------  ------------   ------------  ------------
  Change in net assets resulting from
  share transactions                    (31,562,477)    27,511,349    22,875,091
-------------------------------------  ------------   ------------  ------------
    Change in net assets                (41,401,487)    54,007,515     7,188,990
-------------------------------------
NET ASSETS:
-------------------------------------
Beginning of period                     129,289,376     75,281,861    68,092,871
-------------------------------------  ------------   ------------  ------------
End of period (including
undistributed net investment
income of $2,856,971, $1,904,789 and
$0 respectively)                       $ 87,887,889   $129,289,376  $ 75,281,861
-------------------------------------  ------------   ------------  ------------


(See Notes which are an integral part of the Financial Statements)


BLANCHARD PRECIOUS METALS FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                         PERIOD ENDED
                         SEPTEMBER 30,
                            1996(A)
------------------------ -------------
NET ASSET VALUE,
BEGINNING
OF PERIOD                    $ 9.77
------------------------
INCOME FROM INVESTMENT
OPERATIONS
------------------------
 Net investment income/
 operating loss               (0.10)
------------------------
 Net realized and
 unrealized gain (loss)
 on investments and
 foreign currency             (0.77)
------------------------    -------
Total from investment
operations                    (0.87)
------------------------    -------
LESS DISTRIBUTIONS
------------------------
 Distributions from net
 realized gain on
 investments and foreign
 currency transactions        --
------------------------
 Distributions in excess
 of net realized gain on
 investments and foreign
 currency transactions        --
------------------------
 Tax return of capital        --
------------------------    -------
Total distributions           --
------------------------    -------
NET ASSET VALUE, END OF
PERIOD                       $ 8.90
------------------------    -------
TOTAL RETURN (E)              (8.90%)
------------------------
RATIOS TO AVERAGE NET
ASSETS
------------------------
 Expenses                      2.32%*
------------------------
 Net investment income/
 operating loss               (1.13%)*
------------------------
SUPPLEMENTAL DATA
------------------------
 Net assets, end of
 period
 (000 omitted)              $87,888
------------------------
 Average commissions
 rate paid                  $0.0199
------------------------
 Portfolio turnover              36%
------------------------
                                               YEAR ENDED APRIL 30,
                         -------------------------------------------------------------------------------------------------
                           1996      1995        1994        1993        1992        1991        1990       1989(B)
------------------------ ---------- ----------- ----------- ----------- ----------- ----------- ----------- --------------
NET ASSET VALUE,
BEGINNING
OF PERIOD                  $ 7.12    $ 8.73      $ 6.83      $ 5.04      $ 5.29     $  6.30     $  7.19     $  8.00
------------------------
INCOME FROM INVESTMENT
OPERATIONS
------------------------
 Net investment income/
 operating loss             (0.10)    (0.02)      (0.11)(c)   (0.08)(c)   (0.09)(c)   (0.08)(c)   (0.03)(c)    0.02
------------------------
 Net realized and
 unrealized gain (loss)
 on investments and
 foreign currency            2.75     (0.41)       2.01(c)     1.87(c)    (0.16)(c)   (0.93)(c)   (0.59)(c)   (0.83)
------------------------ ---------- ----------- ----------- ----------- ----------- ----------- ----------- --------------
Total from investment
operations                   2.65     (0.43)       1.90        1.79       (0.25)      (1.01)      (0.62)      (0.81)
------------------------ ---------- ----------- ----------- ----------- ----------- ----------- ----------- --------------
LESS DISTRIBUTIONS
------------------------
 Distributions from net
 realized gain on
 investments and foreign
 currency transactions      --        (0.03)      --          --          --          --          (0.03)      --
------------------------
 Distributions in excess
 of net realized gain on
 investments and foreign
 currency transactions      --        (1.06)(d)   --          --          --          --          (0.10)(d)   --
------------------------
 Tax return of capital      --        (0.09)      --          --          --          --          (0.14)      --
------------------------ ---------- ----------- ----------- ----------- ----------- ----------- ----------- --------------
Total distributions         --        (1.18)      --          --          --          --          (0.27)      --
------------------------ ---------- ----------- ----------- ----------- ----------- ----------- ----------- --------------
NET ASSET VALUE, END OF
PERIOD                     $ 9.77    $ 7.12      $ 8.73      $ 6.83      $ 5.04     $  5.29     $  6.30     $  7.19
------------------------ ---------- ----------- ----------- ----------- ----------- ----------- ----------- --------------
TOTAL RETURN (E)            37.03%    (4.39%)     27.80%      35.50%      (4.70%)    (16.00%)    (10.90%)    (10.20%)
------------------------
RATIOS TO AVERAGE NET
ASSETS
------------------------
 Expenses                    2.36%     2.49%       2.46%       3.24%       3.09%       3.05%       2.95%      3.99%*(f)(g)
------------------------
 Net investment income/
 operating loss             (1.27%)   (1.48%)     (1.21%)     (1.46%)     (1.57%)     (1.28%)     (0.40%)     0.77%*(f)(h)
------------------------
SUPPLEMENTAL DATA
------------------------
 Net assets, end of
 period
 (000 omitted)           $129,289   $75,282     $68,092     $32,636     $20,900     $24,924     $31,539     $25,837
------------------------
 Average commissions
 rate paid                  --        --          --          --          --          --          --          --
------------------------
 Portfolio turnover           176%      116%        174%         66%         62%         57%         56%         21%
------------------------


*Computed on an annualized basis.

(a) The Fund has changed its fiscal year end from April 30 to September 30. Reflects operations for the period from May 1, 1996 to September 30, 1996.
(b) Reflects operations for the period from June 22, 1988 (date of initial public investment) to April 30, 1989.
(c) Calculated based on average shares outstanding--prior years' amounts restated for comparative purposes.
(d) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.
(e) Based on net asset value.
(f) Net of expense reimbursement.
(g) During the first year (1989), the net expense ratio to average net assets would have been 4.03%, if a portion of the 12b-1 distribution and management fees had not been waived by the prior distributor and prior manager, respectively.
(h) The investment income net ratio to average net assets would have been 0.72%, if a portion of the 12b-1 distribution and management fees had not been waived by the prior distributor and prior manager, respectively.

(See Notes which are an integral part of the Financial Statements)


BLANCHARD PRECIOUS METALS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1996
-------------------------------------------------------------------------------

(1) ORGANIZATION

Blanchard Precious Metals Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation and preservation of purchasing power through investments in physical precious metals, such as gold, silver, platinum and palladium, and in securities of companies involved with precious metals. A secondary objective of the fund is to reduce the risk of loss of capital and decrease the volatility often associated with precious metals investments by changing the allocation of its assets from precious metals securities to physical precious metals and/or investing in short-term instruments and government securities during periods when the fund's portfolio manager believes the precious metals markets may experience declines.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  INVESTMENT VALUATIONS--Listed foreign and domestic equity securities and bullion are valued at the last sale price reported on a national securities exchange. Short-term foreign and domestic securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

  REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded after the ex-dividend date based upon when information becomes available to the Fund.

  Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

  Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discount, foreign currency transactions, partnerships, non-taxable dividends, net operating losses, expiring capital loss carryforwards, wash sales, futures and options, and post-October losses. The following reclassifications have been made to the financial statements.

                               INCREASE (DECREASE)
    -----------------------------------------------------------------------------------
                                                                   UNDISTRIBUTED
                                                                   NET INVESTMENT
                              ACCUMULATED                        INCOME/ACCUMULATED
                              NET REALIZED                   DISTRIBUTIONS IN EXCESS OF
    PAID-IN CAPITAL            GAIN/LOSS                       NET INVESTMENT INCOME
    ---------------           ------------                   --------------------------
      $(904,499)              $(2,357,566)                           $1,453,067


  Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

  FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

  However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  FOREIGN EXCHANGE CONTRACTS--The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counter-parts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date. At September 30, 1996, the Fund had outstanding foreign currency commitments as set forth below:

                                             IN
    SETTLEMENT        CONTRACTS TO        EXCHANGE CONTRACTS   UNREALIZED
       DATE          DELIVER/RECEIVE        FOR    AT VALUE  (DEPRECIATION)
    ----------  ------------------------- -------- --------- --------------
     10/1/96    85,072 Australian Dollars $67,394   $67,346      $(48)


  FOREIGN CURRENCY TRANSLATION--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

  Additional information on each restricted security held at September 30, 1996 is as follows:

                                             FUND
    SECURITY                           ACQUISITION DATE             ACQUISITION COST
    ---------------------------        ----------------             ----------------
    Lone Star Exploration NL            2/8/96-8/23/96                 $1,015,772
    Eldorado Gold Corp., Ltd.          8/15/95-4/22/96                 $2,283,360
    Geomaque Explorations, Ltd.         5/3/96-8/30/96                 $1,379,615
    Atlas Corp.                        7/29/94-3/22/96                 $1,863,269
    Atlas Corp., Warrants                  7/29/94                     $  102,375
    Canyon Warrants                        9/12/96                     $     --
    Lone Star Warrants                     7/24/96                     $     --


  CHANGE IN FISCAL YEAR--The Fund has changed its fiscal year-end from April 30, to September 30, beginning May 1, 1996.

  USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  OTHER--Investment transactions are accounted for on the trade date.

(3) CAPITAL STOCK

At September 30, 1996, there is an unlimited number of par value shares ($0.001 per share) authorized: Transactions in capital stock were as follows:

                                                      YEAR ENDED APRIL 30,
                                      PERIOD ENDED    ----------------------
                                   SEPTEMBER 30, 1996    1996        1995
---------------------------------  ------------------ ----------  ----------
Shares sold                             3,728,778     11,891,108   9,822,619
---------------------------------
Shares issued to shareholders in
payment of distributions declared          --             --       1,474,694
---------------------------------
Shares redeemed                        (7,081,402)    (9,230,002) (8,527,815)
---------------------------------      ----------     ----------  ----------
  Net change resulting from share
  transactions                         (3,352,624)     2,661,106   2,769,498
---------------------------------      ----------     ----------  ----------


(4) INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE--Virtus Capital Management Inc., the Fund's manager, (the "Manager"), receives for its services an annual management fee equal to 1.00% of the Fund's average daily net assets.

The Manager became the Fund's Manager on July 12, 1995. Prior to July 12, 1995, Sheffield Management Company served as the Fund's Manager and received for its services an annual management fee equal to 1.00% of the Fund's average daily net assets.

BLANCHARD PRECIOUS METALS FUND, INC.
-------------------------------------------------------------------------------

For the period ended April 30, 1996, the Manager earned fees as follows:

                                AMOUNT OF
MANAGER'S NAME                  FEE EARNED
------------------------------  ----------
Sheffield Management Company     $165,642
------------------------------
Virtus Capital Management Inc.   $675,300
------------------------------


For the period May 1, 1996 to September 30, 1996, the management fee was earned by Virtus Capital Management.

Under the terms of a sub-advisory agreement between the Adviser and the Trust Division of Cavelti Capital Management, Ltd., Cavelti Capital Management, Ltd. receives an annual fee from the Adviser equal to .30% of the Fund's average daily net assets. In addition, Cavelti Capital Management, Ltd. may voluntarily choose to reduce its compensation.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS") provides the Fund with certain administrative personnel and services. The fee paid to FAS is based on the level of average combined aggregate net assets of the Fund, Blanchard Funds and The Virtus Funds, all of which are advised by the Manager. The administrative fee received during the period of the Administrative Services Agreement shall be at least $75,000 per Portfolio.

DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will reimburse Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Fund shares. The Plan provides that the Fund may incur distribution expenses up to 0.75% of the average daily net assets of the Fund shares, annually, to reimburse FSC.

For the year ended April 30, 1996, the distributors earned and waived fees as follows:

                             AMOUNT OF
DISTRIBUTOR                  FEE EARNED
---------------------------  ----------
Sheffield Investments, Inc.   $114,517
---------------------------
Federated Securities Corp.    $515,889
---------------------------


For the period May 1, 1996 to September 30, 1996, the distribution fee was earned by FSC.

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders. FServ became the Fund's transfer agent on October 15, 1995. Prior to October 15, 1995, United States Trust Company of New York served as the Fund's transfer agent for which it received a fee. For the year ended April 30, 1996, the transfer agents earned fees as follows:


BLANCHARD PRECIOUS METALS FUND, INC.
-------------------------------------------------------------------------------

                                         AMOUNT OF
TRANSFER AGENT                           FEE EARNED
---------------------------------------  ----------
United States Trust Company of New York   $100,939
---------------------------------------
Federated Services Company                $ 39,157
---------------------------------------


For the period May 1, 1996 to September 30, 1996, the transfer agent fee was earned by FServ.

DIRECTORS'/TRUSTEES' FEES--Prior to the acquisition of Sheffield Management Company by Virtus Capital Management, Inc., the former independent directors/trustees for the Fund participated in an unfunded noncontributory pension plan (the "Plan") covering all independent directors/trustees of the Fund who served as an independent director for at least five years at the time of retirement. Benefits under this plan were based on an amount equal to 75% of the directors/trustees fees at the time of retirement, plus 5% for each year of service in excess of five years of service but not in excess of ten years of service. The net pension expense included in Directors'/Trustees' Fees in the Statement of Operations for the year ended for the Fund April 30, 1996 was $3,886.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ became the Fund's portfolio accountant on October 15, 1995. Prior to October 15, 1995, Mutual Fund Services Company served as the Fund's portfolio accountant for which it received a fee. For the year ended April 30, 1996, the portfolio accountants earned fees as follows:

                               AMOUNT OF
PORTFOLIO ACCOUNTANT           FEE EARNED
-----------------------------  ----------
Mutual Funds Services Company   $32,328
-----------------------------
Federated Services Company      $18,496
-----------------------------


For the period May 1, 1996 to September 30, 1996, the portfolio accountant fee was earned by FServ.

CUSTODIAN FEES--Signet Trust Company is the Fund's custodian. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. Signet Trust Company became the Fund's custodian on October 15, 1995. Prior to October 15, 1995, United States Trust Company of New York served as the Fund's custodian for which it received a fee. For the year ended April 30, 1996, the custodians earned fees as follows:

                                         AMOUNT OF
CUSTODIAN                                FEE EARNED
---------------------------------------  ----------
United States Trust Company of New York   $12,779
---------------------------------------
Signet Trust Company                      $32,143
---------------------------------------


For the period May 1, 1996 to September 30, 1996, the custodian fee was earned by Signet Trust Company.


BLANCHARD PRECIOUS METALS FUND, INC.
-------------------------------------------------------------------------------

GENERAL--Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended September 30, 1996, were as follows:

---------
PURCHASES  $33,921,210
---------  -----------
SALES      $59,760,653
---------  -----------


(6) CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.


INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

To the Board of Directors and Shareholders of BLANCHARD PRECIOUS METALS FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Blanchard Precious Metals Fund, Inc. as of September 30, 1996, and the related statements of operations and changes in net assets, and financial highlights for the five-month period ended September 30, 1996 and the year ended April 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended April 30, 1995 and the financial highlights for the seven years in the period ended April 30, 1995 were audited by other auditors, whose reports thereon dated June 20, 1995, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of September 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1996 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blanchard Precious Metals Fund, Inc. as of September 30, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Pittsburgh, Pennsylvania
November 15, 1996


TRUSTEES                              OFFICERS
--------------------------------------------------------------------------------
John F. Donahue                       John F. Donahue
Thomas G. Bigley                         Chairman
John T. Conroy, Jr.                   Edward C. Gonzales
William J. Copeland                      President and Treasurer
James E. Dowd                         J. Christopher Donahue
Lawrence D. Ellis, M.D.                  Executive Vice President
Edward L. Flaherty, Jr.               John W. McGonigle
Edward C. Gonzales                       Executive Vice President and
Peter E. Madden                          Secretary
Gregor F. Meyer                       Joseph S. Machi
John E. Murray, Jr.                      Vice President and Assistant
Wesley W. Posvar                         Treasurer
Marjorie P. Smuts                     Richard B. Fisher
                                         Vice President
                                      C. Grant Anderson
                                         Assistant Secretary

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contain facts concerning its objective and policies, management fees, expenses and other information.



                              Portfolio Adviser
                               Cavelti Capital
                               Management, Ltd.

                                    [LOGO]

                                  Blanchard
                               Precious Metals
                                  Fund, Inc.

The Blanchard Group of Funds are available through Signet(R) Financial Services, Inc., member NASD, and are advised by an affiliate, Virtus Capital Management, Inc., which is compensated for this service.


Investment products are not deposits, obligations of, or guaranteed by any bank. They are not insured by the FDIC. They involve risk, including the possible loss of principal invested.

Federated Securities Corporation is the
distributor of the Fund.

(2194)
CUSIP 093254100
G01684-02 (11/96)





                                 APPENDIX
                   BLANCHARD PRECIOUS METALS FUND, INC.
                               ANNUAL REPORT
                         DATED SEPTEMBER 30, 1996


A. The graphic presentation here displayed consists of a legend below the graph indicating the components of the corresponding chart. The line graph chart is a visual representation of the narrative text around it, which shows that an initial investment of $10,000 in Precious Metals Fund, Inc. on June 23, 1988, would have grown to $13,175 by September 30, 1996, as compared to the Toronto Stock Exchange Gold & Silver Index, which would have grown to $16,913. The "x" axis reflects the cost of investment, the "y" axis reflects computation periods from 1988 to 1996, and the right margin reflects a total investment range from $0 to $20,000. The chart further indicates the ending market value attributable to principal, as well as the ending market value attributable to capital gains and reinvested dividends.